UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2019

SMARTHEAT INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34246	98-0514768
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 East Ren-Min Road Da-Chai Dan Town Xai Xi County, Qing Hai Province	8100000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 097-782-8122

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	HEAT	Grey

Explanatory Note

On December 31, 2018, the Smartheat Inc. (“Smartheat”) completed a series of transactions set forth in the Share Exchange Agreement and Plan of Reorganization (the “Share Exchange Agreement”), dated December 31, 2018 as amended January 24, 2019, by and among the Company, Mid-Heaven Sincerity International Resources Investment Co., Ltd, a company incorporated under the laws of the British Virgin Islands (“Mid-Heaven”) and all of the shareholders of Mid-Heaven (the “Mid-Heaven Shareholders”) whereby SmartHeat issued an aggregate of 106,001,971 shares of its common stock, par value $.001 per share to the Mid-Haven Shareholders as consideration for the exchange of 100% of the ownership shares of Mid-Heaven (the “Acquisition”).

This Amendment No. 1 on Form 8-K/A is being filed to amend Item 9.01(a) of the Current Report on Form 8-K that SmartHeat filed with the Securities and Exchange Commission (“SEC”) on January 7, 2019 regarding the completion of the Acquisition to include the historical financial statements of Mid-Haven required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited financial statements of Mid-Haven as of and for the years ended December 31, 2017 and 2018 together with the notes related thereto, management’s discussion and analysis for such periods and the Report of Independent Registered Public Accounting Firm thereon are filed as Exhibits 99.1 to this Form 8-K/A and incorporated by reference herein.

Report of the Independent Registered Public Accounting Firm

(b) Pro Forma Financial Information

The unaudited pro forma combined financial statements for SmartHeat and Mid-Haven for the fiscal years ended December 31, 2017 and 2018, after giving effect to the acquisition of Mid-Haven and adjustments described in such pro forma financial information, is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Exhibits

Exhibit	Description
99.1

Audited consolidated financial statement of Mid-Heaven Sincerity International Resources Investment Co., Ltd, and the notes related thereto for the two years ended December 31, 2017 and 2018 together with the Management Disclosure and Analysis for the periods thereto.

99.2

The unaudited pro forma combined balance sheet for SmartHeat and Mid-Haven for fiscal year ended December 31, 2017 and income statements for SmartHeat and Mid-Haven for the fiscal years ended December 31, 2017 and 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTHEAT INC.
(Registrant)
Date:	July 12, 2019	By:	/s/ Jimin Zhang
		Name:	Mr. Jimin Zhang
		Title:	Chief Executive Officer